Exhibit 10.3
WARRANT NO.: 2007 UNIT [                    ]
WARRANT TO PURCHASE COMMON STOCK
OF NEUTRON ENTERPRISES, INC.
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.
This WARRANT (“Warrant”) confirms that, FOR VALUE RECEIVED,  _____  (“Holder”) is entitled to purchase, subject to the terms and conditions hereof, from NEUTRON ENTERPRISES, INC., a Nevada corporation (the “Company”),  _____  shares of common stock, $.001 par value per share, of the Company (the “Common Stock”), at any time during the period commencing at 9:00 a.m., Eastern Standard Time on the  _____  , 2007 (the “Commencement Date”) and, subject to Section 9 hereof, ending at 5:00 p.m. Eastern Standard Time on the  _____  , 2009 (the “Termination Date”), at an exercise price (the “Exercise Price”) of $0.35 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth herein.
The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof, then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as “Exercise Shares.” The exercise price per share as from time to time in effect is referred to hereinafter as the “Exercise Price.”
1. Exercise of Warrant; Issuance of Exercise Shares.
(a) Exercise of Warrant. Subject to the terms hereof, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full in cash or by bank or certified check for the Exercise Shares with respect to which this Warrant is exercised.

In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.
(b) Issuance of Exercise Shares: Delivery of Warrant Certificate. The Company shall, within five (5) business days or as soon thereafter as is practicable of the exercise of this Warrant, issue in the name of and cause to be delivered to the Holder one or more certificates representing the Exercise Shares to which the Holder shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the record holder of the Exercise Shares as of the date of the proper exercise of this Warrant.
(c) Exercise Shares Fully Paid and Non-Assessable. The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant certificate (“Warrant Certificate”) shall, upon issuance and payment therefor in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created by the Company with respect to the issuance thereof.
(d) Reservation of Exercise Shares. The Company covenants that during the term that this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Exercise Shares upon the exercise of this Warrant, and from time to time will take all steps necessary to amend its articles of incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of this Warrant.
(e) Fractional Shares. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates that evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this subsection (e), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising this Warrant an amount in cash equal to such fraction multiplied by the Current Market Value of the Exercise Share on the last business day prior to the date on which this Warrant is exercised.
For purposes hereof, the “Current Market Value means on any particular date (i) the last closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or the registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the OTC Bulletin Board or a registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Inc. (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Inc. (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the five (5) Trading Days preceding such date of determination, or (iv) if no such quotes or closing bid prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

For the purposes hereof, Trading Day means (1) a day on which the Common Stock is traded on the OTC Bulletin Board or registered national stock exchange, or (2) if the Common Stock is not traded on the OTC Bulletin Board or a registered national stock exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Inc. (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (1) or (2) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
2. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of this Warrant Certificate surrendered upon the exercise of this Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. Except as specifically provided in this Section 2, Holder shall be responsible for the payment of all other taxes incurred in connection with the receipt, transfer or sale of the Warrant or the Exercise Shares.
3. Mutilated or Missing Warrant Certificates. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also satisfactory to it and (ii) in the case of mutilation, upon surrender of the mutilated Warrant. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.
4. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either at law or in equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5. Registration of Transfers and Exchanges. The Warrant shall be transferable, subject to the provisions of Section 7 hereof, upon the books of the Company, if any, to be maintained by it for that purpose, upon surrender of this Warrant Certificate to the Company at its principal office accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed by the Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. In all cases of transfer by an attorney, the original letter of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion. Upon any such registration of transfer, a new Warrant shall be issued to the transferee named in such instrument of transfer, and the surrendered Warrant shall be canceled by the Company. This Warrant may be exchanged, at the option of the Holder thereof and without charge, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Exercise Shares as the Warrant surrendered for exchange or transfer, and the Warrant so surrendered shall be canceled by the Company or transfer agent, as the case may be.
6. Adjustment of Exercise Shares and Exercise Price. The Exercise Price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:
(a) In case of any consolidation or merger of the Company with another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change — other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination — of outstanding Common Stock issuable upon such exercise), the rights of the Holder of this Warrant shall be adjusted in the manner described below:
(i) In the event that the Company is the surviving corporation or is merged into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that the Holder of this Warrant, upon the exercise thereof, shall procure, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by the holder of each share of Common Stock, had exercise of this Warrant occurred immediately prior to such reclassification, change, consolidation or merger. This Warrant (as adjusted) shall be deemed to provide for further adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this clause (i) shall similarly apply to successive reclassifications, changes, consolidations and mergers.
(ii) In the event that the Company is not the surviving corporation (except in the case of a merger of the Company into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), Holder shall be given at least fifteen (15) days prior written notice of such transaction and shall be permitted to exercise this Warrant, to the extent it is exercisable as of the date of such notice, during this fifteen (15) day period. Upon expiration of such fifteen (15) day period, this Warrant and all of Holder’s rights hereunder shall terminate.

(b) If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.
(c) In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $0.50 per share, the adjusted Exercise Price immediately after such event would be $0.25 per share. Such adjustment shall be made successively whenever any event listed above shall occur. Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to this subsection (c), the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.
(d) In the event that at any time, as a result of an adjustment made pursuant to subsection (a), (b) or (c) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b) or (c) above.
(e) Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.
(f) Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by Holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder.

(g) All calculations under this Section 6 shall be made to the nearest cent or to the nearest one one-hundredth (1/100th) of a share, as the case may be.
7. Investment Intent, Exercise Restrictions and Transfer Restrictions.
(a) Neither this Warrant nor any Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.
(b) The certificates evidencing any Exercise Shares issued upon the exercise of this Warrant shall have endorsed thereon (except to the extent that the restrictions described in any such legend are no longer applicable) the following legend, appropriate notations thereof will be made in the Company’s stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Exercise Shares.
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.
8. Indemnification. Holder agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys’ fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations, warranties, covenants or agreements made by Holder herein, and Holder agrees that in the event of any breach of any representations, warranties, covenants or agreements made by Holder herein, the Company may, at its option, forthwith rescind the issuance of this Warrant to Holder.

9. Call. Notwithstanding anything herein to the contrary, the Company may, at its option, call (a “Call”) up to one hundred percent (100%) of this Warrant if the Current Market Value of the Common Stock has been equal to or greater than $0.75 (as may be adjusted for any stock splits or combinations of the Common Stock) for a period of ten (10) consecutive Trading Days immediately prior to the date of delivery of the Call Notice (a “Call Notice Period”), by providing the Holder of this Warrant written notice pursuant to Section 11 (the “Call Notice”). The Call Notice shall set forth (a) the number of Exercise Shares subject to the Call Notice (the “Called Exercise Shares”) and (b) the date on which this Warrant shall terminate with respect to the Called Exercise Shares (the “Early Termination Date”). The rights and privileges granted pursuant to this Warrant with respect to the Called Exercise Shares shall expire on the Early Termination Date if this Warrant is not exercised with respect to such Called Exercise Shares prior to such Early Termination Date. In the event this Warrant is not exercised with respect to the Called Exercise Shares prior to such Early Termination Date, upon the Holder tendering to the Company this Warrant Certificate, the Company shall remit to the Holder of this Warrant (i) $.01 per Called Exercise Share and (ii) a new Warrant to purchase that number of Exercise Shares, if any, which shall not have been subject to the Call Notice.
10. Registration Rights. The Holder shall be entitled to the rights and subject to the obligations set forth in “Registration Rights Provisions” attached hereto and made a part hereof as Appendix B.
11. Notices. All notices or other communications under this Warrant shall be in writing and shall be deemed to have been given on the day of delivery if delivered by hand, on the fifth day after deposit in the mail if mailed by certified mail, postage prepaid, return receipt requested, or on the next business day after mailing if sent by a nationally recognized overnight courier such as federal express, addressed as follows:
If to the Company:
Neutron Enterprises, Inc.
3500 de Maisonneuve West
Suite 1650
Montreal, Quebec, Canada H3Z 3C1
Attention: Chief Executive Officer
with a copy to:
Fox Rothschild LLP
997 Lenox Drive, Building 3
Lawrenceville, NJ 08646
Attention: Vincent A. Vietti, Esquire

and to the Holder at the address of the Holder appearing on the books of the Company or the Company’s transfer agent, if any.
Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 11.
12. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant without the approval of the Holder of this Warrant in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder. Except as set forth in the immediately preceding sentence, this Warrant may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.
13. Successors and Assigns. This Warrant shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.
14. Severability. If for any reason any provision, paragraph or terms of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.
15. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
16. Headings. Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.
IN WITNESS WHEREOF, the Company has caused these presents to be duly executed as of the  _____  day of  _____  , 2007.

NEUTRON ENTERPRISES, INC.

By:

Name:
Title:

APPENDIX A
NOTICE OF EXERCISE

To:	Neutron Enterprises, Inc.
3500 de Maisonneuve West
Suite 1650
Montreal, Quebec, Canada H3Z 3C1

Attention: Chief Executive Officer
(1) The undersigned hereby elects to purchase  _____  shares of Common Stock of Neutron Enterprises, Inc., a Nevada corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price for such shares in full in accordance with the terms of the Warrant.
(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned, not as a nominee for any other party, and for investment purposes only, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, any state securities laws or other applicable securities laws.
(3) Terms not otherwise defined in this Notice of Exercise shall have the meanings ascribed to such terms in the attached Warrant
(4) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

HOLDER

(Date)	(Signature)

APPENDIX B
REGISTRATION RIGHTS PROVISIONS
Registration Rights. The Company and Holder covenant and agree as follows:
1.1 For the purpose of these Registration Rights Provisions, the following definitions shall apply:
“Agreement” shall mean these Registration rights Provisions.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
“Company” shall mean Neutron Enterprises, Inc.
“Offering” shall mean that certain offering by the Company of up to 4,000,000 or more units at a purchase price of US$0.25 per unit.
“Person” shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.
“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document by the SEC.
“Registration Statement” shall mean any registration statement of the Company filed with the SEC pursuant to the provisions of Section 1.2 of this Agreement, which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.
“Restricted Stock” shall mean (i) the Exercise Shares; and (ii) any additional shares of Common Stock of the Company issued or issuable after the date hereof in respect of the Exercise Shares, by way of a stock dividend or stock split; provided that as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (y) such securities are permitted to be transferred pursuant to Rule 144 (or any successor provision to such rule) under the Securities Act without restriction or (z) such securities are otherwise freely transferable to the public without further registration under the Securities Act.

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“Selling Stockholders” shall mean Holder and any other holder of Warrants issued in the Offering, and their respective successors and assigns.
“SEC” shall mean the United States Securities and Exchange Commission.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Subscription Agreement” shall mean that certain Subscription Agreement by and between the Holder and the Company dated on or about the date of the Warrant.
Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement or the Warrant to which this Annex is attached, as applicable .
1.2. Registration of the Securities.
(a) The Company shall use its reasonable best efforts to prepare and file with the SEC, within 120 days of the date the Subscription Agreement is executed by the Company, a Registration Statement under the Securities Act to permit the public sale of the Restricted Stock, and to cause such Registration Statement to be declared effective as soon as reasonably practicable thereafter. The Selling Stockholders shall furnish such information as may be reasonably requested by the Company in order to include such Restricted Stock in such Registration Statement. If any Selling Stockholder decides not to include all of its Restricted Stock in any registration statement thereafter filed by the Company, such Selling Stockholder shall provide written notice to the Company and shall continue to have the right to include any Restricted Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. In the event that any registration pursuant to this Section 1.2(a) is terminated or withdrawn, the Company shall use its reasonable best efforts to prepare and file with the SEC, as soon thereafter as practicable, a Registration Statement under the Securities Act to permit the public sale of the Restricted Stock.
(b) In the event that any Selling Stockholder decides not to include its Restricted Stock in the Registration Statement filed pursuant to Section 1.2(a) above, the Company shall notify such Selling Stockholders in writing at least twenty (20) days prior to the filing of any registration statement under the Securities Act for the purpose of registering securities of the Company, excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms, and will afford each such Selling Stockholder an opportunity to include in such registration statement all or part of such Restricted Stock held by such Selling Stockholder. Each Selling Stockholder desiring to include in any such registration statement all or any part of the Restricted Stock held by it shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Restricted Stock by such Selling Stockholder. If a Selling Stockholder decides not to include all of its Restricted Stock in any registration statement thereafter filed by the Company, such Selling Stockholder shall nevertheless continue to have the right to include any Restricted Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company may, without the consent of the Selling Stockholders, withdraw such registration statement prior to its becoming effective if the proposal to register the securities proposed to be registered thereby is abandoned. If the registration pursuant to Section 1.2(b) shall be, in whole or in

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part, an underwritten public offering of Common Stock on behalf of the Company, all Selling Stockholders proposing to distribute their Restricted Stock through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the managing underwriter thereof advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, any securities that are subject to demand or mandatory registration rights and (iii) third Restricted Stock and any other registrable securities eligible and requested to be included in such registration to the extent that the number of shares to be registered under this clause (iii) will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clauses (i) or (ii). In such a case, shares shall be registered pro rata among the holders of such Restricted Stock and registrable securities on the basis of the number of shares eligible for registration that are owned by all such holders and requested to be included in such registration.
(c) Notwithstanding anything to the contrary contained herein, the Company’s obligation in Sections 1.2(a) and 1.2(b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.
(d) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.2 prior to the effectiveness of such registration without thereby incurring liability to the holders of the Restricted Stock, regardless of whether any holder has elected to include securities in such registration. The Registration Expenses (as defined in Section 1.5) of such withdrawn registration shall be borne by the Company in accordance with Section 1.5 hereof.
1.3. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:
(a) prepare and file with the SEC a Registration Statement with respect to the Restricted Stock in the manner set forth in Section 1.2 hereof and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of: (i) the sale of all shares of Restricted Stock covered thereby, (ii) the availability under Rule 144 for the Selling Stockholder to freely resell without restriction all Restricted Stock covered thereby, or (iii) the Termination Date of the Warrant;
(b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 1.3(a) above and to comply with the provisions of the Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;
(c) furnish to the Selling Stockholders such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

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(d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;
(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Selling Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 1.2(b);
(f) immediately notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
(g) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;
(h) use its reasonable best efforts to list the Restricted Stock covered by such Registration Statement on each exchange or automated quotation system on which similar securities issued by the Company are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);
(i) notify each Selling Stockholder of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and
(j) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.
1.4. Delay of Registration. No Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

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1.5 Expenses.
(a) For the purposes of this Section 1.5, the term “Registration Expenses” shall mean: all expenses incurred by the Company in complying with Section 1.2 and 1.3 above, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees under state securities laws, fees of the National Association of Securities Dealers, Inc. (“NASD”), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company’s shares are listed and fees of transfer agents and registrars. The term “Selling Expenses” shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of such sale.
(b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 1.2 above. All Selling Expenses in connection with any Registration Statements filed pursuant to Section 1.2 above shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.
1.6. Obligations of the Selling Stockholders.
(a) In connection with each registration hereunder, each Selling Stockholder will furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder’s Restricted Stock in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.
(b) In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.
(c) In connection with each registration pursuant to this Agreement, each Selling Stockholder agrees that it will not effect sales of any Restricted Stock until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement that remains unsold, and each Selling Stockholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

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1.7. Information Blackout and Holdbacks.
(a) At any time when a Registration Statement effected pursuant to Section 1.2 is effective, upon written notice from the Company to Selling Stockholder that the Company has determined in good faith that the sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, Purchaser shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies Purchaser that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.
(b) Notwithstanding any other provision of this Agreement, Selling Stockholder shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act), if and when available, of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) days prior to the commencement of any primary offering to be undertaken by the Company of shares of its unissued Common Stock (“Primary Offering”), which may also include other securities, and ending one hundred twenty (120) days after completion of any such Primary Offering, unless the Company, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree.
1.8. Indemnification.
(a) The Company agrees to indemnify, to the extent permitted by law, each Selling Stockholder, such Selling Stockholder’s respective partners, officers, directors, underwriters and each Person who controls any Selling Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue statement of or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) any omission of or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement (“Violations”); provided, however, that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder, partner, officer, director, underwriter or controlling person of such Selling Stockholder.
(b) To the extent permitted by law, each Selling Stockholder shall indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Selling Stockholder selling securities under such registration statement or any of such other Selling Stockholder’s partners, directors or officers or any person who controls such Selling Stockholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Selling Stockholder, or partner, director, officer or controlling person of such other Selling Stockholder, may become subject under the Securities Act, the

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Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs (i) in reliance upon and in conformity with information furnished by such Selling Stockholder to the Company, (ii) as a result of any failure to deliver a copy of the prospectus relating to such Registration Statement, or (iii) as a result of any disposition of the Restricted Stock in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement.
(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.
(d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) described in Section 1.8(a) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds from the offering received by such Selling Stockholder.
(e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

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